UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

Cenntro Inc.
(Exact Name of Registrant as Specified in Charters)

Nevada	001-38544	93-2211556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

33 Wood Avenue South, Suite 600, PMB #3572 Iselin, New Jersey 08830
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Comon Stock, $0.0001 par value per share	CENN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on June 11, 2025, taken by written consent in lieu of a meeting by the holders of a majority of the voting power of Cenntro Inc., a Nevada corporation (the “Company”)’s outstanding capital stock (the “Controlling Stockholders”) as of June 11, 2025, the Controlling Stockholders approved and authorized the Board of Directors of the Company (the “Board”) to amend the Articles of Incorporation of the Company to effect a reverse stock split of the Company’s outstanding capital stock at an exchange ratio between 1-for-10 to 1-for-250, such that the timing and ratio of the reverse stock split will be determined by the Board.

Pursuant to Section 78.207 of the Nevada Revised Statutes (“NRS”), and pursuant to the Amended and Restated Articles of Incorporation of the Company, on March 22, 2026, the Board approved (x) a 1-for-60 reverse stock split of the Company’s capital stock such that the Company’s authorized capital stock of 1,100,000,000 shares, including (i) 1,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”), will be reduced to 18,333,334 shares, including (i) 16,666,667 authorized shares of Common Stock and (ii) 1,666,667 shares of Preferred Stock; (y) every holder of Company’s Common Stock shall receive one share of Common Stock for every sixty (60) shares of Common Stock currently held as of April 13, 2026 (the “Effective Date”); and every holder of Company’s Preferred Stock shall receive one share of Preferred Stock for every sixty (60) shares of Preferred Stock currently held as of the Effective Date (the “Reverse Stock Split”); and (z) the filing of a Certificate of Change to the Company’s Articles of Incorporation with the Secretary of State of Nevada to effect the Reverse Stock Split.

On March 24, 2026, the Company filed a Certificate of Change Pursuant to Section 78.209 of the NRS with the Secretary of State of Nevada, together with a proportionate reduction in the number of authorized shares of Common Stock and Preferred Stock, to be effective as of the Effective Date. On April 13, 2026, the Company filed a Certificate of Amendment to Amended and Restated Articles of Incorporation with the Secretary of State of Nevada.

The Reverse Stock Split became effective for trading purposes at the market opening on the Effective Date, at which time the Company’s Common Stock began trading on the Nasdaq Capital Market on a split-adjusted basis under the symbol “CENN.” The new CUSIP number for the Company’s Common Stock post-Reverse Stock Split is 150964302. The Company has rounded up to the next full share of the Company’s Common Stock any fractional shares resulting from the Reverse Stock Split.

Item 7.01	Regulation FD Disclosure.

On April 9, 2026, the Company issued a press release announcing the Reverse Stock Split described above. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Forward-Looking Statements

This filing includes “forward-looking statements.” These forward-looking statements include, but are not limited to, statements regarding: (i) the impact of the Reverse Stock Split on the trading market for the Company’s Common Stock, including the trading price, liquidity, trading volume, volatility and marketability of the Common Stock after the Reverse Stock Split; (ii) public perception of the Reverse Stock Split and the potential impacts on the trading market or price of the Common Stock in light of the history of reverse stock splits for other companies and the Company’s past reverse stock split; (iii) the likelihood that the Reverse Stock Split will result in any permanent increase in the trading price per share of Common Stock; (iv) whether or not the Reverse Stock Split will cure any deficiency under, and allow the Company to regain compliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2); (v) whether or not the Company will qualify for inclusion in any stock indexes in the future; (vi) the Company’s growth plans and anticipated success of its commercial offerings; and (vii) the Company’s ongoing business transformation, including the execution of its fleet modernization, cost reduction, operational efficiency and productivity initiatives, its ability to execute such initiatives on the timelines that it currently anticipates and to realize the expected commercial, financial and operational benefits during and after the expected period of transition. The words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026 and the Company’s other filings with the SEC from time to time. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, the Company does not intend to update any of these forward-looking statements after the date of this Current Report.

This report shall be deemed to be incorporated by reference into the registration statement of the Company on Form S-3 (File No. 333-292994) and to be a part thereof from the date on which this report is filed, to the extent not superseded by documents or reports subsequently filed or furnished.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
3.1	Certificate of Change filed with the Secretary of State of Nevada
3.2	Certificate of Amendment to Amended and Restated Articles of Incorporation filed with the Secretary of State of Nevada
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2026

Cenntro Inc.

	By:	/s/ Peter Z. Wang
	Name:	Peter Z. Wang
	Title:	Chief Executive Officer